UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21940
                                                     ---------

                              EIP Investment Trust
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        c/o Energy Income Partners, LLC
                              49 Riverside Avenue
                               Westport, CT 06880
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Linda Longville
                        c/o Energy Income Partners, LLC
                              49 Riverside Avenue
                               Westport, CT 06880
            -------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 203-349-8232
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                  Date of reporting period: December 31, 2007
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                           [EIP LOGO]

                                                   EIP GROWTH AND INCOME FUND
                                                 -------------------------------

                                                 DECEMBER 31, 2007 ANNUAL REPORT

EIP Growth and Income Fund

TABLE OF CONTENTS

Letter to Shareholders ...............................................    1

Schedule of Investments ..............................................    4

Statement of Assets and Liabilities ..................................   10

Statement of Operations ..............................................   11

Statements of Changes in Net Assets ..................................   12

Statement of Cash Flow ...............................................   13

Financial Highlights .................................................   14

Notes to Financial Statements ........................................   15

Report of Independent Registered
   Public Accounting Firm ............................................   21

Additional Information ...............................................   22

You should carefully consider the investment objectives, risks, charges, and expenses of the Fund before making an investment decision. The private placement memorandum contains this and other information - please read it carefully before investing or sending money. Except as noted, numbers in the private placement memorandum are unaudited. To obtain a copy of the private placement memorandum, please call (203) 349-8232.

EIP Growth and Income Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

We are pleased to submit this Annual Report for the EIP Growth and Income Fund (the "Fund") for the year ended December 31, 2007. We are pleased to report that we believe we are achieving the investment objective we embarked upon at the Fund's start of operations in August 2006. For the year ended December 31, 2007, the Fund's total return was 10.3%. From August 22, 2006 (Inception) to December 31, 2006, our total return was 5.6%.

The Fund's primary strategy is investing in publicly traded energy infrastructure companies with high dividend payouts that offer attractive yields and have the opportunity to grow. A large portion of the Fund's equity investment opportunities are in publicly traded partnerships known as Master Limited Partnerships ("MLPs"). These securities represent just under 25% of the Fund's assets, which generally is the maximum percentage allowable for mutual funds. About 20% of the Fund's assets are invested in securities with similar characteristics to the energy-related MLPs, such as infrastructure income trusts in Canada and infrastructure companies with MLP and infrastructure income trust subsidiaries. We invest the remainder of the portfolio in high-quality corporate and agency bonds with remaining maturities of 18 months or less or a coupon that floats with prevailing interest rates. All of the Fund's corporate bonds are required to have a rating at the time of investment of AA or better by Standard & Poor's Corporation ("S&P"), or an equivalent rating by Moody's Investor Services, Inc. ("Moody's"), or if unrated, have been determined by us to be of similar quality. Because the large allocation to bonds with short duration has a large dampening effect on the portfolio's volatility, we employ leverage in an attempt to enhance the portfolio's returns.

BENCHMARKS:

We believe the following benchmarks provide appropriate comparisons of the Fund's performance:

                                                              TOTAL RETURN
                                                              (YEAR ENDED
                                                                12/31/07)
                                                              ------------
Wachovia Midstream MLP
   Total Return Index                                             13.2%
Lehman Brothers Aggregate
   Credit Index (1-3 year)                                         6.0%

Wachovia Midstream MLP Total Return Index.

The portion of our portfolio invested in MLPs, income trusts and other energy equities would be compared to the Wachovia Midstream MLP Total Return Index. We use this index rather than a broader MLP index as our investment style tends to focus the portfolio on MLPs involved in pipeline transportation, storage, terminaling and processing of petroleum and natural gas. These activities are commonly known as "midstream" as opposed to oil and gas production ("upstream") and refining and marketing ("downstream"). The upstream and downstream parts of the energy industry are the customers of the midstream companies. And while much of the equity portion of the portfolio is not invested in MLPs per se, their business characteristics are similar: a heavy weighting in North American midstream operations and a high payout ratio.

Lehman Brothers Aggregate Credit Index (1-3 year).

The Lehman Brothers Aggregate Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between A1 and AA3 (Source: Lehman Brothers Inc, credit quality based on Moody's). While slightly longer in duration and lower in credit quality, we believe this major index is the best benchmark for how we run the bond portion of our portfolio.

MLPS AND OTHER EQUITIES

As measured by the Wachovia Midstream MLP Total Return Index, the total return for MLPs over the year ended December 31, 2007 was 13.2%. This return reflects an initial yield of about 6.3% and share appreciation of about 6.9%. While in the short-term, share appreciation can be volatile, we believe that over the long-term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 12 months, the average growth in per share cash distributions of MLPs has been about 12%, so the share price performance lagged the growth rate in per share cash distributions. In the early part of the year, MLP shares appreciated faster than this growth rate. Since July, share appreciation has reversed, even though growth in cash distributions continued at about the same pace.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                               $10,000 INVESTMENT

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                        Lehman Brothers
                                   Wachovia Midstream   Aggregate Credit
                                    MLP Total Return          Index
             EIP Growth & Income          Index            (1-3 years)
 8/22/2006         $10,000               $10,000             $10,000
 9/30/2006         $ 9,970               $ 9,932             $10,085
12/31/2006         $10,562               $11,077             $10,200
 3/31/2007         $11,367               $12,476             $10,360
 6/30/2007         $12,292               $13,148             $10,429
 9/30/2007         $11,528               $11,917             $10,620
12/31/2007         $11,649               $12,535             $10,808

The Wachovia Midstream MLP Total Return Index consists of 31 energy MLPs and represents the Midstream sub-sector of the Wachovia MLP Composite Index. The index is calculated by S&P using a float-adjusted market capitalization methodology. Unlike the Fund, the index does not incur fees and expenses.

The Lehman Brothers Aggregate Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between A1 and AA3. Unlike the Fund, the index does not incur fees and expenses.

      EIP GROWTH AND INCOME FUND

RETURNS FOR YEAR ENDED 12/31/07

Average Annual Total Returns

------------------------------------------
One Year                            10.29%
Since Inception                     11.89%
------------------------------------------

Inception Date 08/22/06

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the fund will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Calculations do not reflect the deduction in taxes that a shareholder would pay on fund distributions or the redemption of shares. Calculations assume reinvestment of dividends and capital gain distributions. To obtain more recent performance data, please contact the Energy Income Partners Information Center at 1-203-349-8232.

--------------------------------------------------------------------------------


                                                                             | 1

EIP Growth and Income Fund
--------------------------------------------------------------------------------

The weakness in the second half of 2007 appears to be driven by concerns that MLPs will be unable to fund their growth due to a tighter credit market. Since MLPs pay out most or all of their cash flow every quarter, growth opportunities need to be financed with the issuance of new shares and new debt. We believe that over the long term, this need to "get approval" from the capital markets for new projects imposes a welcome extra layer of scrutiny over these projects. However, there will be times when the capital markets are tight and less willing to provide new funding. We believe today's credit market is one of those times. We believe managers of equity and fixed-income funds are more worried about sanitizing their existing portfolios than worrying about missing opportunities in new issues.

There are large differences, however, across the MLP universe. Smaller and newer MLPs involved in cyclical businesses are having the most difficult time accessing capital. Meanwhile, older, more established MLPs involved in non-cyclical midstream operations, seem to have about the same ability to raise new capital. And since the bulk of the market capitalization of the MLP universe is made up of these more established midstream companies, we believe the sector as a whole is unlikely to experience any lasting negative effects from the current credit market turmoil.

The Fund's equity portfolio tends to be weighted towards higher credit quality and larger than average market cap MLPs and infrastructure companies, which we believe positively contributed to the performance of the equity portion of the Fund's portfolio.

The Canadian income trusts we invest in are involved in energy infrastructure and other fee-for-service businesses. This group was up about 16% on a market capitalization weighted basis over the course of the year and therefore contributed to our positive performance versus our benchmarks. This group performed poorly in 2006 due to the announcement by the Canadian Finance Ministry that income trusts would be taxed. That change has now become law and income trusts will pay tax beginning in 2011. However, reductions to both corporate and individual tax rates will result in similar after-tax returns to taxable shareholders in Canada.

FIXED INCOME

Our bond portfolio has a minimum credit quality of AA at the time of investment, or an equivalent rating by Moody's, or if unrated, have been determined by us to be of similar quality. This credit quality is slightly above the credit quality of the Fund's benchmark.

OUTLOOK

The MLP asset class continues to grow. As of December 31, 2007, energy-related MLPs numbered 70 with approximately $135 billion of market capitalization, up from 57 MLPs a year ago with a market cap of approximately $106 billion. The Initial Public Offerings over this period account for about $3 billion of the increase in market cap; secondary share offerings account for about $12 billion; and share appreciation of about $14 billion accounts for the rest. The growth in the asset class is being driven by the market's demand for yield and the energy industry's need to finance its organic spending opportunities.

Historically, the energy industry has been slow to sell its infrastructure assets (pipelines, terminals, storage facilities, etc.) to MLPs or to create MLPs from portions of their existing assets as they preferred to retain the more stable cash flows in order to stabilize their overall business. But after years of under-investment, we believe energy infrastructure in North America is in need of much new capacity. Creating new infrastructure MLPs provides a valuable financing tool to fund these new projects. Very often, these assets will trade at a higher valuation once they are spun out into a pure-play infrastructure MLP with an attractive yield. In our view, this has spurred the energy industry to accelerate the creation of MLPs or dropdown of assets to MLP affiliates.

Along with the creation of new infrastructure MLPs, there has been a spate of MLP IPOs whose primary business is the production of oil and gas, shipping, or refining. While some of these MLPs are attractive and have the potential for higher growth, they come with more risk associated with the cyclical nature of their businesses. Looking forward, we believe the MLP space will become less homogeneous and increasingly include all aspects of the energy industry. We welcome the new mix of companies as it provides opportunities for us to add value through our rigorous research and portfolio construction discipline. However, we will continue to have the bulk of the Fund's portfolio invested in companies whose primary business is non-cyclical energy infrastructure.

We believe the total return proposition of owning energy-related MLPs has been and continues to be yield plus growth. Over the last ten years, growth has averaged about 7% annually. Recently, this average growth rate has accelerated to about 12%, both last year and this year. The yield of the energy-related MLPs
- weighted by market capitalization as of November 30, 2007 was about 6.7%.

The growth in MLP cash distributions is running above the long-term average primarily because of the profitable organic growth opportunities available today, in our view. These include the rapid growth of oil production out of Canada's oil sands development, the growth in onshore natural gas production from the application of new technologies in areas like the Rocky Mountains and the Fort Worth Basin in Texas, increased imports of crude oil and liquefied natural gas, and increased demand for motor fuel additives like ethanol and bio-diesel. All these developments require additional pipelines, storage and terminaling investment. We believe the MLPs as a group have done a great job capitalizing on these opportunities. By contrast, the pipeline divisions inside the utility and oil companies are often viewed as cost centers and not profitable businesses in their own right and are therefore not viewed as platforms for growth. With higher oil and gas prices, the oil companies are inclined to spend their time drilling up new reserves and are content to let someone else do the more mundane work of building infrastructure.

The credit markets remain under a great deal of stress related to the sub-prime mortgage lending crisis. One positive aspect is that the cost of the portfolio's leverage has decreased. Leverage is achieved by the use of reverse repurchase agreements ("repos") using certain bonds as collateral. The lending rate on the repos is linked to the federal funds rate ("fed funds"). Since the fed funds rate has been falling, the Fund has been saving money on its borrowing costs.


| 2

EIP Growth and Income Fund
--------------------------------------------------------------------------------

And so while the current market environment is choppy, we expect continued uncertainty from the credit crisis to have the same minimal effect on our bond portfolio as it did in 2007, and we expect the business of adding to North America's energy infrastructure backed by long-term contracts or regulated returns will continue to grind on. While we do not know how long growth rates will continue above their long-term averages, we believe there is currently no slow down on the horizon.

If you have any questions concerning your investment, please contact the Energy Income Partners Information Center at 1-203-349-8232. Thank you for your investment in EIP Growth and Income Fund.

Sincerely,

James Murchie
President
EIP Growth and Income Fund
January 14, 2008

The views expressed in this commentary reflect those of the Fund's portfolio management team as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness.


                                                                             | 3

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CORPORATE NOTES AND BONDS                                                   41%
COMMON STOCKS                                                               15%
MASTER LIMITED PARTNERSHIPS                                                 25%
CANADIAN INCOME TRUSTS                                                       6%
U.S. GOVERNMENT AGENCY OBLIGATIONS                                           8%
INVESTMENT COMPANY                                                           5%

% OF TOTAL INVESTMENTS

                                                                       FAIR
  PAR VALUE                                                           VALUE
-------------                                                    --------------
CORPORATE NOTES AND BONDS (a) - 73.44%+

                BANKS - NATIONAL COMMERCIAL - 12.70%+
$   4,000,000   Bank of America Corp.
                   Senior Unsecured Notes
                   4.994%, 08/02/10 (b) ......................   $    3,988,992
    4,000,000   Citigroup Global Markets
                   Series D, MTN
                   5.191%, 03/07/08 (b) ......................        4,002,140
    4,000,000   Citigroup, Inc.
                   3.500%, 02/01/08 ..........................        3,994,936
    5,000,000   Citigroup, Inc.
                   Unsecured Notes
                   5.024%, 01/30/09 (b) ......................        4,960,170
    3,000,000   Fortis Bank SA/NV NY
                   4.800%, 04/28/08 (b) ......................        2,999,064
    4,000,000   HSBC Bank (USA) NA NY
                   Senior Notes
                   5.286%, 06/10/09 (b) ......................        3,986,196
    2,400,000   Wells Fargo & Co.
                   Senior Unsecured Notes
                   4.944%, 03/23/10 (b) ......................        2,382,701
                                                                 --------------
                                                                     26,314,199
                                                                 --------------
                BANKS - STATE COMMERCIAL - 9.07%+
    4,000,000   American Express Centurion Bank
                   Bank Note
                   5.253%, 03/10/08 (b) ......................        3,999,056
    2,544,000   Bank One Texas
                   Bank Note
                   6.250%, 02/15/08 ..........................        2,547,340
    3,000,000   Credit Suisse First Boston, NY
                   6.500%, 05/01/08 (c) ......................        3,011,268
    3,000,000   Fifth Third Bank
                   Bank Note, Series 1
                   5.051%, 10/27/09 (b) ......................        2,993,583
    5,000,000   National City Bank
                   Bank Note
                   4.874%, 03/25/08 (b) ......................        5,000,435
    1,250,000   National City Bank
                   Bank Note
                   5.254%, 04/18/08 (b) ......................        1,249,985
                                                                 --------------
                                                                     18,801,667
                                                                 --------------

                                                                       FAIR
  PAR VALUE                                                           VALUE
-------------                                                    --------------
CORPORATE NOTES AND BONDS (CONTINUED)

                CREDIT - MISCELLANEOUS BUSINESS - 9.38%+
$  10,000,000   General Electric Capital Corp., MTN
                   5.258%, 05/05/26 (b) ......................   $    9,591,410
   10,000,000   General Electric Capital Corp., MTN
                   5.443%, 01/08/16 (b) ......................        9,839,640
                                                                 --------------
                                                                     19,431,050
                                                                 --------------
                CREDIT - PERSONAL - 8.30%+
    4,000,000   American Express Credit
                   Series B, MTN
                   Senior Notes
                   5.386%, 10/04/10 (b) ......................        3,908,992
    6,000,000   American Express Credit, MTN
                   5.188%, 06/16/11 (b) ......................        5,844,198
    3,000,000   HSBC Finance Corp.
                   Senior Notes
                   5.493%, 01/15/14 (b) ......................        2,848,455
    5,000,000   SLM Corp., MTN
                   5.244%, 07/26/10 (b) ......................        4,605,080
                                                                 --------------
                                                                     17,206,725
                                                                 --------------
                DEPARTMENT STORES - 3.38%+
    7,000,000   Wal-Mart Stores, Inc.
                   Senior Notes
                   4.891%, 06/16/08 (b) ......................        7,002,562
                                                                 --------------
                ELECTRONICS - COMPUTERS - 1.95%+
    4,050,000   International Business
                   Machines Corp., MTN
                   3.800%, 02/01/08 ..........................        4,047,298
                                                                 --------------
                FINANCE - 0.48%+
    1,000,000   JPMorgan Chase & Co.
                   6.000%, 08/01/08 ..........................        1,005,309
                                                                 --------------
                INSURANCE - FIRE AND MARINE - 4.14%+
    1,000,000   Allstate Life Global Funding Trust, MTN
                   4.830%, 06/30/08 (b) ......................          999,395
    5,000,000   American International Group, Inc.
                   Senior Notes
                   4.884%, 06/23/08 (b) (c) ..................        5,003,155
    1,350,000   MassMutual Global Funding II
                   2.550%, 07/15/08 (c) ......................        1,334,456
    1,250,000   MassMutual Global Funding II
                   5.120%, 08/26/11 (b) (c) ..................        1,248,279
                                                                 --------------
                                                                      8,585,285
                                                                 --------------
                INSURANCE - LIFE - 3.87%+
    4,000,000   Jackson National Life Fund
                   5.401%, 04/01/09 (b) (c) ..................        4,010,808
    4,000,000   Nationwide Life Global Funding, MTN
                   4.964%, 09/23/08 (b) (c) ..................        4,001,700
                                                                 --------------
                                                                      8,012,508
                                                                 --------------
                LUMBER AND OTHER MATERIALS - 3.90%+
    8,250,000   Home Depot, Inc. (The)
                   Senior Unsecured Notes
                   5.116%, 12/16/09 (b) ......................        8,086,246
                                                                 --------------
                PETROLEUM REFINING - 3.73%+
    1,750,000   BP Capital Markets PLC, EMTN
                   Series 27, Tranche 1
                   3.375%, 12/15/08 ..........................        1,734,131
    6,000,000   ChevronTexaco Capital Corp.
                   3.375%, 02/15/08 ..........................        5,991,606
                                                                 --------------
                                                                      7,725,737
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                       FAIR
  PAR VALUE                                                           VALUE
-------------                                                    --------------
CORPORATE NOTES AND BONDS (CONTINUED)

                SECURITIES BROKER/DEALER - 10.64%+
$   3,000,000   Credit Suisse (USA), Inc.
                   5.069%, 08/15/10 (b) ......................   $    2,968,980
    2,000,000   Credit Suisse (USA), Inc.
                   Senior Notes, Series 1
                   5.231%, 06/05/09 (b) ......................        1,999,660
    5,000,000   Goldman Sachs Group, Inc.
                   5.748%, 01/12/15 (b) ......................        4,809,900
    5,000,000   Merrill Lynch & Co., Inc., MTN
                   5.284%, 07/25/11 (b) ......................        4,661,840
    3,000,000   Morgan Stanley
                   5.459%, 01/18/11 (b) ......................        2,905,707
    1,000,000   Morgan Stanley
                   Senior Unsecured Notes
                   5.493%, 01/09/12 (b) ......................          967,261
    4,000,000   Morgan Stanley, MTN
                   Senior Unsecured Notes
                   5.659%, 10/18/16 (b) ......................        3,738,464
                                                                 --------------
                                                                     22,051,812
                                                                 --------------
                VEHICLE/CAR BODY - 1.90%+
    4,000,000   Toyota Motor Credit Corp.
                   2.875%, 08/01/08 ..........................        3,947,816
                                                                 --------------
                TOTAL CORPORATE NOTES AND BONDS
                   (Cost $154,867,808) .......................      152,218,214
                                                                 --------------

   SHARES
-------------
MASTER LIMITED PARTNERSHIPS - 44.85%+

                CONSUMER CYCLICALS - 2.43%+
       51,000   AmeriGas Partners, LP ........................        1,838,040
       46,000   Global Partners, LP ..........................        1,198,300
       46,025   Inergy Holdings, LP ..........................        1,989,661
                                                                 --------------
                                                                      5,026,001
                                                                 --------------
                ENERGY - 41.31%+
      124,438   Buckeye GP Holdings, LP ......................        3,507,907
       53,727   Buckeye Partners, LP .........................        2,654,651
       79,000   Crosstex Energy, LP ..........................        2,450,580
       30,526   DCP Midstream Partners, LP ...................        1,402,670
       63,433   Eagle Rock Energy Partners, Ltd. .............        1,159,555
       98,000   Encore Energy Partners, LP ...................        1,764,000
       69,700   Energy Transfer Equity, LP ...................        2,455,531
       61,994   Energy Transfer Partners, LP .................        3,340,237
      311,400   Enterprise GP Holdings, LP ...................       11,528,028
      137,000   Enterprise Products Partners, LP .............        4,367,560
       58,196   EV Energy Partners, LP .......................        1,891,370
       52,459   Hiland Holdings GP, LP .......................        1,415,869
        7,422   Hiland Partners, LP ..........................          375,182
       44,500   Holly Energy Partners, LP ....................        1,946,875
      471,400   Magellan Midstream Holdings, LP ..............       12,633,520
      171,000   Magellan Midstream Partners, LP ..............        7,414,560
       34,540   Natural Resource Partners, LP ................        1,121,169
       27,000   Nustar Energy LP .............................        1,439,100
      149,000   NuStar GP Holdings, LLC ......................        4,253,950
      104,935   ONEOK Partners, LP ...........................        6,427,269
       24,827   Penn Virginia GP Holdings, LP ................          711,045
       34,900   Penn Virginia Resource Partners, LP ..........          857,493
       72,000   Plains All American Pipeline, LP .............        3,744,000
       72,000   Quest Energy Partners LP (d) .................        1,073,520
        3,750   Quicksilver Gas Services, LP .................           93,825
       16,267   Spectra Energy Partners, LP ..................          389,757

                                                                       FAIR
   SHARES                                                             VALUE
-------------                                                    --------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

                ENERGY (CONTINUED)
       53,587   Sunoco Logistics Partners, LP ................   $    2,690,603
       40,809   TC Pipelines, LP .............................        1,477,286
       16,000   Transmontaigne Partners, LP ..................          454,240
       15,000   Williams Partners, LP ........................          588,000
                                                                 --------------
                                                                     85,629,352
                                                                 --------------
                INDUSTRIAL - 1.11%+
       77,457   Teekay LNG Partners, LP ......................        2,298,149
                                                                 --------------
                TOTAL MASTER LIMITED PARTNERSHIPS
                   (Cost $87,083,061) ........................       92,953,502
                                                                 --------------

COMMON STOCKS - 26.09%+

                CONSUMER CYCLICALS - 0.35%+
       29,000   Teekay Offshore Partners, LP .................          733,410
                                                                 --------------
                CONSUMER NON-CYCLICALS - 0.18%+
        9,050   Macquarie Infrastucture Co., LLC .............          366,797
                                                                 --------------
                ENERGY - 20.89%+
      133,592   Enbridge Energy Management,
                   LLC (d) ...................................        6,989,504
       89,500   Enbridge, Inc. ...............................        3,618,485
      398,821   Kinder Morgan Management,
                   LLC (d) ...................................       21,113,586
      129,000   Macquarie Infrastructure Group ...............          343,203
       13,866   MV Oil Trust .................................          340,410
      163,700   ONEOK, Inc. ..................................        7,328,849
       17,400   Permian Basin Royalty Trust ..................          278,052
       67,000   Spectra Energy Corp. .........................        1,729,940
       22,500   TransCanada Corp. ............................          920,925
       12,500   XTO Energy, Inc. .............................          642,000
                                                                 --------------
                                                                     43,304,954
                                                                 --------------
                FINANCE - 2.91%+
       52,929   Kayne Anderson Energy
                   Development Co. (e) .......................        1,212,604
      164,353   NGP Capital Resources Co. (e) ................        2,568,838
       30,427   Prospect Capital Corp. .......................          397,072
      126,300   Tortoise Capital Resources Corp. .............        1,547,175
       12,620   Tortoise North American
                   Energy Corp. (e) ..........................          313,607
                                                                 --------------
                                                                      6,039,296
                                                                 --------------
                FUND - 0.08%+
        4,500   BearLinx Alerian MLP Select
                   Index, ETN ................................          155,160
                                                                 --------------
                UTILITIES - 1.68%+
       86,000   Atlantic Power Corp. .........................          933,239
      207,000   Babcock & Brown Infrastructure
                   Group .....................................          290,809
       13,000   ITC Holdings Corp. ...........................          733,460
       56,000   UGI Corp. ....................................        1,526,000
                                                                 --------------
                                                                      3,483,508
                                                                 --------------
                TOTAL COMMON STOCKS
                   (Cost $49,217,478) ........................       54,083,125
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                       FAIR
   SHARES                                                             VALUE
-------------                                                    --------------
CANADIAN INCOME TRUSTS - 11.35%+

                CONSUMER CYCLICALS - 0.16%+
       23,000   Westshore Terminals Income Fund ..............   $      337,676
                                                                 --------------

                ENERGY - 4.33%+
      130,500   AltaGas Income Trust .........................        3,496,043
      109,100   Enbridge Income Fund .........................        1,133,061
      150,000   Peak Energy Services Trust ...................          293,328
       78,000   Pembina Pipeline Income Fund .................        1,386,210
      182,000   Phoenix Technology Income Fund ...............        1,646,750
       43,900   Precision Drilling Trust .....................          665,963
       34,000   Provident Energy Trust .......................          343,807
                                                                 --------------
                                                                      8,965,162
                                                                 --------------
                INDUSTRIAL - 2.43%+
      109,000   Mullen Group Income Fund .....................        1,943,766
      167,400   Newalta Income Fund ..........................        3,095,446
                                                                 --------------
                                                                      5,039,212
                                                                 --------------
                UTILITIES - 4.43%+
      140,300   Energy Savings Income Fund ...................        2,373,991
      278,100   Keyera Facilities Income Fund ................        5,607,366
       96,000   Northland Power Income Fund ..................        1,190,577
                                                                 --------------
                                                                      9,171,934
                                                                 --------------
                TOTAL CANADIAN INCOME TRUSTS
                   (Cost $23,316,691) ........................       23,513,984
                                                                 --------------

  PAR VALUE
-------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (a) - 13.56%+

                FEDERAL HOME LOAN BANK - 0.48%+
$   1,000,000   4.400%, 02/15/08 .............................          999,737
                                                                 --------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.29%+
    7,000,000   5.500%, 01/23/12 .............................        7,002,793
    6,000,000   6.250%, 03/29/22 .............................        6,028,134
                                                                 --------------
                                                                     13,030,927
                                                                 --------------
                FEDERAL HOME LOAN MORTGAGE - 6.79%+
    6,000,000   5.550%, 04/17/12 .............................        6,004,464
    8,000,000   5.375%, 01/09/14 .............................        8,063,256
                                                                 --------------
                                                                     14,067,720
                                                                 --------------
                TOTAL U.S. GOVERNMENT AND
                   AGENCY OBLIGATIONS
                   (Cost $27,882,227) ........................       28,098,384
                                                                 --------------

   SHARES
-------------
INVESTMENT COMPANY - 8.05%+
   16,674,549   PNC Bank Money Market ........................       16,674,549
                                                                 --------------
                TOTAL INVESTMENT COMPANY
                   (Cost $16,674,549) ........................       16,674,549
                                                                 --------------
TOTAL INVESTMENTS - 177.34%+
   (Cost $359,041,814)* ......................................      367,541,758
                                                                 --------------

                                                                       FAIR
  PRINCIPAL                                                           VALUE
-------------                                                    --------------
REVERSE REPURCHASE AGREEMENTS (f) - (80.75)%+
$    (957,500)  With Credit Suisse for Allstate
                   Corp., 5.00% dated 12/31/07,
                   to be repurchased at $957,766
                   on 01/02/08 ...............................   $     (957,500)
   (3,040,000)  With Credit Suisse for American
                   Express Centurion Bank,
                   5.00% dated 12/31/07, to be
                   repurchased at $3,040,844
                   on 01/02/08 ...............................       (3,040,000)
     (776,000)  With Credit Suisse for American
                   Express Centurion Bank,
                   5.00% dated 12/31/07, to
                   be repurchased at $776,216
                   on 01/02/08 ...............................         (776,000)
   (1,900,000)  With Credit Suisse for American
                   Express Credit, 5.00% dated
                   12/31/07, to be repurchased at
                   $1,900,528 on 01/02/08 ....................       (1,900,000)
   (1,940,000)  With Credit Suisse for American
                   Express Credit, 5.00% dated
                   12/31/07, to be repurchased at
                   $1,940,539 on 01/02/08 ....................       (1,940,000)
   (5,820,000)  With Credit Suisse for American
                   Express Credit, 5.00% dated
                   12/31/07, to be repurchased at
                   $5,821,617 on 01/02/08 ....................       (5,820,000)
   (4,875,000)  With Credit Suisse for American
                   International Group, Inc.,
                   5.00% dated 12/31/07, to
                   be repurchased at $4,876,354
                   on 01/02/08 ...............................       (4,875,000)
   (3,880,000)  With Credit Suisse for Bank of
                   America Corp., 5.00% dated
                   12/31/07, to be repurchased at
                   $3,881,078 on 01/02/08 ....................       (3,880,000)
   (2,467,680)  With Credit Suisse for Bank One
                   Texas, 4.85% dated 12/31/07,
                   to be repurchased at
                   $2,468,345 on 01/02/08 ....................       (2,467,680)
   (1,940,000)  With Credit Suisse for Chevron
                   Texaco Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $1,940,539 on
                   01/02/08 ..................................       (1,940,000)
   (3,880,000)  With Credit Suisse for Chevron
                   Texaco Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $3,881,078
                   on 01/02/08 ...............................       (3,880,000)
   (2,910,000)  With Credit Suisse for Citigroup
                   Global Markets, 5.00% dated
                   12/31/07, to be repurchased
                   at $2,910,808 on 01/02/08 .................       (2,910,000)
   (4,850,000)  With Credit Suisse for Citigroup,
                   Inc., 5.00% dated 12/31/07,
                   to be repurchased at
                   $4,851,347 on 01/02/08 ....................       (4,850,000)
     (970,000)  With Credit Suisse for Citigroup,
                   Inc., 5.00% dated 12/31/07,
                   to be repurchased at $970,269
                   on 01/02/08 ...............................         (970,000)
     (970,000)  With Credit Suisse for Citigroup,
                   Inc., 5.00% dated 12/31/07,
                   to be repurchased at $970,269
                   on 01/02/08 ...............................         (970,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                       FAIR
  PRINCIPAL                                                           VALUE
-------------                                                    --------------
REVERSE REPURCHASE AGREEMENTS (CONTINUED)

$  (1,940,000)  With Credit Suisse for Credit
                   Suisse (USA), Inc., 5.00%
                   dated 12/31/07, to be
                   repurchased at $1,940,539
                   on 01/02/08 ...............................   $   (1,940,000)
   (2,910,000)  With Credit Suisse for Credit
                   Suisse (USA), Inc., 5.00%
                   dated 12/31/07, to be
                   repurchased at $2,910,808
                   on 01/02/08 ...............................       (2,910,000)
   (2,910,000)  With Credit Suisse for Credit
                   Suisse First Boston, NY, 4.85%
                   dated 12/31/07, to be
                   repurchased at $2,910,784
                   on 01/02/08 ...............................       (2,910,000)
     (970,000)  With Credit Suisse for Federal
                   Home Loan Bank, 4.95% dated
                   12/31/07, to be repurchased at
                   $970,267 on 01/02/08 ......................         (970,000)
   (3,960,000)  With Credit Suisse for Federal
                   Home Loan Mortgage, 5.00%
                   dated 12/31/07, to be
                   repurchased at $3,961,100
                   on 01/02/08 ...............................       (3,960,000)
   (3,960,000)  With Credit Suisse for Federal
                   Home Loan Mortgage, 5.00%
                   dated 12/31/07, to be
                   repurchased at $3,961,100
                   on 01/02/08 ...............................       (3,960,000)
   (6,000,000)  With Credit Suisse for Federal
                   Home Loan Mortgage, 5.00%
                   dated 12/31/07, to be
                   repurchased at $6,001,667
                   on 01/02/08 ...............................       (6,000,000)
   (3,000,000)  With Credit Suisse for Federal
                   National Mortgage Association,
                   5.00% dated 12/31/07, to be
                   repurchased at $3,000,833
                   on 01/02/08 ...............................       (3,000,000)
   (4,000,000)  With Credit Suisse for Federal
                   National Mortgage Association,
                   5.00% dated 12/31/07, to be
                   repurchased at $4,001,111
                   on 01/02/08 ...............................       (4,000,000)
   (6,000,000)  With Credit Suisse for Federal
                   National Mortgage Association,
                   5.00% dated 12/31/07, to be
                   repurchased at $6,001,667
                   on 01/02/08 ...............................       (6,000,000)
   (2,850,000)  With Credit Suisse for Fortis
                   Bank NY, 5.00% dated
                   12/31/07, to be repurchased
                   at $2,850,792 on 01/02/08 .................       (2,850,000)
   (1,940,000)  With Credit Suisse for General
                   Electric Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $1,940,539
                   on 01/02/08 ...............................       (1,940,000)
   (2,910,000)  With Credit Suisse for General
                   Electric Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $2,910,808
                   on 01/02/08 ...............................       (2,910,000)

                                                                       FAIR
  PRINCIPAL                                                           VALUE
-------------                                                    --------------
REVERSE REPURCHASE AGREEMENTS (CONTINUED)

$  (4,559,000)  With Credit Suisse for General
                   Electric Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $4,560,266
                   on 01/02/08 ...............................   $   (4,559,000)
   (4,656,000)  With Credit Suisse for General
                   Electric Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $4,657,293
                   on 01/02/08 ...............................       (4,656,000)
   (9,500,000)  With Credit Suisse for General
                   Electric Capital Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $9,502,639
                   on 01/02/08 ...............................       (9,500,000)
   (2,910,000)  With Credit Suisse for Home
                   Depot, Inc., 5.00% dated
                   12/31/07, to be repurchased
                   at $2,910,808 on 01/02/08 .................       (2,910,000)
   (5,092,500)  With Credit Suisse for Home
                   Depot, Inc., 5.00% dated
                   12/31/07, to be repurchased
                   at $5,093,915 on 01/02/08 .................       (5,092,500)
   (3,855,000)  With Credit Suisse for HSBC
                   Bank (USA) NY, 5.00% dated
                   12/31/07, to be repurchased
                   at $3,856,071 on 01/02/08 .................       (3,855,000)
   (2,850,000)  With Credit Suisse for HSBC
                   Finance Corp., 5.00% dated
                   12/31/07, to be repurchased
                   at $2,850,792 on 01/02/08 .................       (2,850,000)
   (1,940,000)  With Credit Suisse for International
                   Business Machines Corp.,
                   5.00% dated 12/31/07, to
                   be repurchased at $1,940,539
                   on 01/02/08 ...............................       (1,940,000)
   (1,940,000)  With Credit Suisse for International
                   Business Machines Corp.,
                   5.00% dated 12/31/07, to
                   be repurchased at $1,940,539
                   on 01/02/08 ...............................       (1,940,000)
   (3,800,000)  With Credit Suisse for Jackson
                   National Life Fund, 5.00%
                   dated 12/31/07, to be
                   repurchased at $3,801,056
                   on 01/02/08 ...............................       (3,800,000)
   (1,187,500)  With Credit Suisse for MassMutual
                   Global Funding II, 5.00%
                   dated 12/31/07, to be
                   repurchased at $1,187,830
                   on 01/02/08 ...............................       (1,187,500)
   (1,309,500)  With Credit Suisse for MassMutual
                   Global Funding II, 5.00%
                   dated 12/31/07, to be
                   repurchased at $1,309,864
                   on 01/02/08 ...............................       (1,309,500)
   (4,474,125)  With Credit Suisse for Merrill
                   Lynch & Co., Inc., 5.00%
                   dated 12/31/07, to be
                   repurchased at $4,475,368
                   on 01/02/08 ...............................       (4,474,125)
   (2,880,000)  With Credit Suisse for Morgan
                   Stanley, 5.00% dated 12/31/07,
                   to be repurchased at $2,880,800
                   on 01/02/08 ...............................       (2,880,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                       FAIR
  PRINCIPAL                                                           VALUE
-------------                                                    --------------
REVERSE REPURCHASE AGREEMENTS (CONTINUED)

$  (3,800,000)  With Credit Suisse for Morgan
                   Stanley, 5.00% dated
                   12/31/07, to be repurchased
                   at $3,801,056 on 01/02/08 .................  $    (3,800,000)
     (950,000)  With Credit Suisse for Morgan
                   Stanley, 5.00% dated 12/31/07,
                   to be repurchased at $950,264
                   on 01/02/08 ...............................         (950,000)
   (1,187,500)  With Credit Suisse for National
                   City Bank, 5.00% dated
                   12/31/07, to be repurchased
                   at $1,187,830 on 01/02/08 .................       (1,187,500)
   (4,850,000)  With Credit Suisse for National
                   City Bank, 5.00% dated
                   12/31/07, to be repurchased
                   at $4,851,347 on 01/02/08 .................       (4,850,000)
   (3,800,000)  With Credit Suisse for Nationwide
                   Life Global Funding, 5.00%
                   dated 12/31/07, to be
                   repurchased at $3,801,056
                   on 01/02/08 ...............................       (3,800,000)
   (4,292,250)  With Credit Suisse for SLM Corp.,
                   5.00% dated 12/31/07, to be
                   repurchased at $4,293,442 on
                   01/02/08 ..................................       (4,292,250)
   (3,880,000)  With Credit Suisse for Toyota
                   Motor Credit Corp., 5.00%
                   dated 12/31/07, to be
                   repurchased at $3,881,078
                   on 01/02/08 ...............................       (3,880,000)
   (6,790,000)  With Credit Suisse for Wal-Mart
                   Stores, Inc., 5.00% dated
                   12/31/07, to be repurchased at
                   $6,791,886 on 01/02/08 ....................       (6,790,000)
   (2,328,000)  With Credit Suisse for Wells
                   Fargo & Co., 5.00% dated
                   12/31/07, to be repurchased
                   at $2,328,647 on 01/02/08 .................       (2,328,000)
                                                                 --------------
                TOTAL REVERSE REPURCHASE AGREEMENTS
                   (Premiums Received
                   $(167,357,555)) ...........................     (167,357,555)
                                                                 --------------
TOTAL INVESTMENTS AND REVERSE
   REPURCHASE AGREEMENTS - 96.59%+
   (Cost $191,684,259) .......................................      200,184,203
                                                                 --------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.41%+ ...............        7,076,838
                                                                 --------------
NET ASSETS - 100.00%+ ........................................   $  207,261,041
                                                                 ==============

----------

+ Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.

* Aggregate cost for federal tax purposes is $194,761,198. The aggregate gross unrealized appreciation and depreciation for all securities and U.S. Government securities on a tax basis is $15,474,409 and $6,974,465, respectively.

(a) All Corporate Notes and Bonds and U.S. Government and Agency Obligations are segregated as collateral for Reverse Repurchase Agreements as of December 31, 2007.

(b) Floating rate note. The interest rate shown reflects the rate in effect at December 31, 2007.

(c) Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers. At December 31, 2007, total securities amounted to $18,609,666 or 8.98% of net assets.

(d)   Non-income producing security.

(e)   Closed-End Fund

(f) A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

EMTN  Euro Medium Term Note
ETN   Exchange Traded Note
MTN   Medium Term Note
NY    New York

The amount of $3,370,226 in cash was segregated with the the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of December 31, 2007:

SHORT FUTURES                     NUMBER OF     NOTIONAL     UNREALIZED
OUTSTANDING                       CONTRACTS      AMOUNT     DEPRECIATION
------------------------------------------------------------------------
Canadian Dollar (03/08)              280      $27,899,000    $(378,000)

The amount of $3,519,670 in cash was segregated with the custodian to cover the following total return swaps outstanding at December 31, 2007:

                                                              UNREALIZED
LONG TOTAL RETURN                 EXPIRATION    NOTIONAL     APPRECIATION/
EQUITY SWAPS                         DATE        AMOUNT     (DEPRECIATION)
--------------------------------------------------------------------------
Fort Chicago Class A                9/13/11    $2,186,389     $ 122,922
Inter Pipeline Fund                 9/13/11     1,342,395        18,893
Taylor NGL Ltd.                     9/13/11       608,563        39,728

SHORT TOTAL RETURN
EQUITY SWAPS
------------------
iShares Dow Jones US Oil & Gas
   Exploration                     10/17/11       325,667        (6,678)
Oil Service Holders Trust          10/17/11     5,020,920       (75,370)
                                               -------------------------
                                               $9,483,934     $  99,495
                                               =========================

The amount of $1,462,475 in cash was segregated with the custodian to cover call options written as of December 31, 2007.

                                                  NUMBER OF
                                                  CONTRACTS    PREMIUM
------------------------------------------------------------------------
Outstanding, January 1, 2007                           --     $      --
Call Options Written                                2,310       261,968
Put Options Written                                   620        49,659
Call Options Closed                                  (230)      (24,870)
Put Options Closed                                     --            --
Call Options Expired                                   --            --
Put Options Expired                                   (70)       (2,030)
                                                    ------    ----------
Outstanding, December 31, 2007                      2,630     $ 284,727
                                                    ======    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

Premiums received and value of written options outstanding as of December 31, 2007.

                                   NUMBER
                                     OF
TYPE                              CONTRACTS    PREMIUM      VALUE
-------------------------------------------------------------------
Call - Enbridge, Inc.
Strike @ $35.00 exp 01/19/08          180     $  42,660   $  99,000
Call - Enbridge, Inc.
Strike @ $40.00 exp 01/19/08          270        10,530      28,350
Call - Enbridge, Inc.
Strike @ $40.00 exp 04/19/08          400        38,800     104,000
Call - Spectra Energy Corp.
Strike @ $22.50 exp 03/22/08          100        21,700      36,000
Call - Spectra Energy Corp.
Strike @ $25.00 exp 03/22/08          340        36,379      59,500
Call - Spectra Energy Corp.
Strike @ $22.50 exp 06/21/08           50        15,850      19,500
Call - Spectra Energy Corp.
Strike @ $25.00 exp 06/21/08          130        22,359      28,925
Call - Spectra Energy Corp.
Strike @ $30.00 exp 06/21/08           50         1,475       2,125
Call - UGI Corp.
Strike @ $25.00 exp 01/19/08          110        14,520      25,850
Call - UGI Corp.
Strike @ $30.00 exp 01/19/08          140           560       1,400
Call - UGI Corp.
Strike @ $25.00 exp 04/19/08          170        29,240      47,175
Call - UGI Corp.
Strike @ $30.00 exp 04/19/08          140         3,025       3,850
                                  ---------------------------------
                                    2,080       237,098     455,675
                                  ---------------------------------

Put - Spectra Energy Corp.
Strike @ $20.00 exp 03/22/08          130         7,670         650
Put - Spectra Energy Corp.
Strike @ $22.50 exp 03/22/08          140        18,679       2,800
Put - UGI Corp.
Strike @ $22.50 exp 01/19/08           70         2,030         700
Put - UGI Corp.
Strike @ $25.00 exp 01/19/08           70         6,580         875
Put - UGI Corp.
Strike @ $22.50 exp 04/19/08           70         3,430         875
Put - UGI Corp.
Strike @ $25.00 exp 04/19/08           70         9,240       2,625
                                  ---------------------------------
                                      550        47,629       8,525
                                  ---------------------------------
                                    2,630     $ 284,727   $ 464,200
                                  =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost $359,041,814) ..........................................................   $367,541,758
Restricted cash ....................................................................................      8,352,371
Foreign currency (Cost $11,329) ....................................................................         11,062
Receivables:
      Dividends and interest .......................................................................      2,236,544
      Investments sold .............................................................................      1,143,782
      Fund shares sold .............................................................................        224,300
Swaps (premium paid $31,451) .......................................................................        212,994
Prepaid expenses ...................................................................................         85,154
                                                                                                       ------------
         Total assets ..............................................................................    379,807,965
                                                                                                       ------------

LIABILITIES:
Reverse repurchase agreements ......................................................................    167,357,555
Interest expense payable ...........................................................................      3,261,820
Investments purchased ..............................................................................        538,830
Outstanding options written, at value (premiums received $284,727) .................................        464,200
Due to broker - variation margin on future contracts ...............................................        378,000
Swaps (premium received $233) ......................................................................         82,281
Payables:
      Professional fees ............................................................................        189,988
      Advisory fees (Note 3) .......................................................................        171,787
      Administration fees (Note 3) .................................................................         46,043
      Custodian fees ...............................................................................         12,622
      Printing expense .............................................................................          9,944
      Trustees fees and related expenses (Note 3) ..................................................          5,255
      Transfer agent fees ..........................................................................          4,270
      Other payables ...............................................................................         24,329
                                                                                                       ------------
         Total liabilities .........................................................................    172,546,924
                                                                                                       ------------
NET ASSETS .........................................................................................   $207,261,041
                                                                                                       ============
NET ASSETS CONSIST OF:
   Par value .......................................................................................   $    184,650
   Paid in capital .................................................................................    195,617,102
   Accumulated undistributed net investment income .................................................      1,081,467
   Accumulated net realized gain on investments, swap transactions,
     futures contracts, written options and foreign currency transactions ..........................      2,333,713
   Net unrealized appreciation on investments, swap transactions,
     futures contracts, written options and foreign currency transactions ..........................      8,044,109
                                                                                                       ------------
                                                                                                       $207,261,041
                                                                                                       ============

Shares outstanding (unlimited number of shares authorized) .........................................     18,465,040
                                                                                                       ============

Net Asset Value, offering and redemption price per share
   (net assets/shares outstanding), par value $0.01 per share ......................................   $      11.22
                                                                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

FOR THE YEAR ENDED DECEMBER 31, 2007

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends ...................................................   $  2,869,717
   Less: foreign taxes withheld ................................       (309,573)
   Interest ....................................................     10,238,300
                                                                   ------------
      Total investment income ..................................     12,798,444
                                                                   ------------
EXPENSES:
   Interest expense (Note 2) ...................................      7,912,349
   Investment advisory fees (Note 3) ...........................      1,873,102
   Administration fees (Note 3) ................................        352,336
   Professional fees ...........................................        350,578
   Offering costs ..............................................        157,566
   Custodian fees ..............................................         68,446
   Transfer agent fees (Note 3) ................................         49,519
   Trustees fees and related expenses (Note 3) .................         47,188
   Printing expenses ...........................................         18,533
   Registration expenses .......................................          6,452
   Other expenses ..............................................         99,469
                                                                   ------------
      Total expenses ...........................................     10,935,538
                                                                   ------------
      NET INVESTMENT INCOME ....................................      1,862,906
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
NET REALIZED GAIN/(LOSS) ON:
   Investments .................................................     12,133,478
   Futures contracts ...........................................     (2,825,973)
   Swap transactions ...........................................       (599,404)
   Written options .............................................          2,030
   Foreign currency transactions ...............................        (25,604)
                                                                   ------------
      Net realized gain (loss) .................................      8,684,527
                                                                   ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:

   Investments .................................................      4,117,048
   Futures contracts ...........................................       (613,000)
   Swap transactions ...........................................        (27,210)
   Written options .............................................       (179,473)
   Foreign currency transactions ...............................          4,902
                                                                   ------------
      Net change in unrealized appreciation ....................      3,302,267
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................     11,986,794
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $ 13,849,700
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED      PERIOD ENDED
                                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                                       2007            2006*
                                                                                                  -------------    -------------
OPERATIONS:
      Net investment income ..................................................................    $   1,862,906    $     543,018
      Net realized gain on investments, swaps, futures, options and foreign currency
        transactions .........................................................................        8,684,527           69,772
      Net change in unrealized appreciation on investments, swaps, futures, options and
        foreign currency transactions ........................................................        3,302,267        4,741,842
                                                                                                  -------------    -------------
         Net increase in net assets from operations ..........................................       13,849,700        5,354,632
                                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..................................................................               --         (699,952)
      Net realized gain on investments: ......................................................       (6,247,828)              --
                                                                                                  -------------    -------------
            Total distributions ..............................................................       (6,247,828)        (699,952)
                                                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
      Sales of shares ........................................................................       88,480,262      139,748,000
      Reinvestment of distributions ..........................................................        6,247,828          693,399
      Shares redeemed: .......................................................................      (14,965,000)     (25,200,000)
                                                                                                  -------------    -------------
            Net increase in net assets from capital share transactions .......................       79,763,090      115,241,399
                                                                                                  -------------    -------------
            Total increase in net assets .....................................................       87,364,962      119,896,079
                                                                                                  -------------    -------------
NET ASSETS:
BEGINNING OF PERIOD ..........................................................................      119,896,079               --
END OF PERIOD (INCLUDING LINE A) .............................................................    $ 207,261,041    $ 119,896,079
                                                                                                  =============    =============
   (A) Undistributed net investment income/(loss) ............................................    $   1,081,467    $    (142,401)
                                                                                                  =============    =============

--------------------------------------------------------------------------------
*     The Fund commenced operations on August 22, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------

OPERATING ACTIVITIES
   Net increase in net assets from operations ...........................   $  13,849,700
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
   Purchase of investment securities ....................................    (262,378,380)
   Proceeds from disposition of investment securities ...................     126,746,276
   Net purchases of short-term investment securities ....................        (997,452)
   Net realized gain on investments .....................................     (12,133,478)
   Net change in unrealized appreciation on investments .................      (4,117,048)
   Net amortization of premium ..........................................        (362,479)
   Net increase in due to broker-variation margin on futures contracts ..         612,500
   Net premiums received from options ...................................         284,727
   Depreciation on written options ......................................         179,473
   Increase in interest expense payable .................................       2,198,241
   Increase in prepaid expenses .........................................         (23,892)
   Decrease in prepaid offering .........................................         161,411
   Increase in advisory fee payable .....................................          74,268
   Net change in swap appreciation/depreciation .........................          27,210
   Increase in professional fees payable ................................          44,488
   Increase in administration fees payable ..............................          32,443
   Increase in other payables ...........................................          11,653
   Increase in printing expense payable .................................           6,737
   Increase in custodian fees payable ...................................           5,390
   Increase in trustees fees and related expenses payable ...............           5,255
   Increase in restricted cash ..........................................      (6,617,941)
   Increase in investments sold receivable ..............................      (1,143,782)
   Decrease in investments purchased payable ............................      (1,125,706)
   Increase in dividends and interest receivable ........................      (1,009,619)
   Premiums paid on swaps ...............................................         (19,404)
   Net change in unrealized depreciation on foreign currency
     transactions .......................................................          (4,902)
   Decrease in transfer agent fees payable ..............................          (2,506)
                                                                            -------------
Net cash used in operating activities ...................................    (145,696,817)
                                                                            -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase in reverse repurchase agreements ........................      72,406,917
   Proceeds from shares sold (net of receivable for fund shares sold) ...      88,265,962
   Payment of shares redeemed ...........................................     (14,965,000)
                                                                            -------------
Net cash flow provided by financing activities ..........................     145,707,879
   Net increase in unrestricted cash and foreign currency ...............          11,062
BEGINNING OF YEAR .......................................................   $          --
                                                                            -------------
END OF YEAR .............................................................   $      11,062
                                                                            =============

Cash paid for interest expense ..........................................   $   5,714,108
                                                                            =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

FINANCIAL HIGHLIGHTS                                           DECEMBER 31, 2007

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING DURING THE PERIOD SHOWN.

--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                                12/31/07       12/31/06(a)
                                                              -----------     ------------
Net asset value, beginning of period ......................   $     10.50     $      10.00
                                                              -----------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................................          0.11             0.05
   Net realized and unrealized gain on investments ........          0.96             0.51
                                                              -----------     ------------
   Total from investment operations .......................          1.07             0.56
                                                              -----------     ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
   Net investment income ..................................            --            (0.06)
   Net realized gain on investments .......................         (0.35)              --
                                                              -----------     ------------
   Total from distributions ...............................         (0.35)           (0.06)
                                                              -----------     ------------
Net increase in net asset value ...........................          0.72             0.50
                                                              -----------     ------------
Net asset value, end of period ............................   $     11.22     $      10.50
                                                              -----------     ------------
TOTAL RETURN ..............................................         10.29%            5.62%*
                                                              ===========     ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................   $   207,261     $    119,896
Ratios of expenses to average net assets:
   Operating expenses excluding interest expense ..........          1.61%            2.90%**
   Operating expenses including interest expense ..........          5.84%            6.23%**
Ratios of net investment income to average net assets .....          0.99%            1.69%**
Portfolio turnover rate ...................................            24%               6%*

--------------------------------------------------------------------------------
(a)   The Fund commenced operations on August 22, 2006.

*     Not annualized

**    Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. ORGANIZATION

EIP Growth and Income Fund (the "Fund") is a diversified, open-end management company. The Fund commenced operations on August 22, 2006. The Fund is currently the sole series of EIP Investment Trust (the "Trust"), a Delaware statutory trust. The Fund is managed by Energy Income Partners, LLC (the "Manager"). At this time, the Fund does not intend to publicly offer its shares. Fund shares are available only to certain unregistered investment companies through a "master/feeder" arrangement pursuant to Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the "1940 Act") and certain other accredited investors.

The Fund's primary investment objective is to seek a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund will seek low volatility. Under normal market conditions, the Fund's investments will be concentrated in the securities of one or more issuers conducting their principal business activities in the Energy Industry. Energy Industry is defined as enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the NASDAQ Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at either the last quoted bid price or the mean between the most recent bid and asked priced on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NAS-DAQ Global Market, are valued at the closing bid prices or at the mean between the closing bid price and the closing asked price by a third party. Fixed income securities will be valued by the Fund using an independent pricing service. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined in good faith under procedures adopted by the Board of Trustees (the "Board").

The use of fair value pricing by the Fund indicates that a market price is generally unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or a person or committee acting at the Board's direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. At December 31, 2007, there are no fair valued securities.

MLP COMMON UNITS: Master Limited Partnership ("MLP") common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

REVERSE REPURCHASE AGREEMENTS: The Fund currently incurs leverage through the use of reverse repurchase agreements and through the use of derivatives contracts. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate assets in an amount at least equal in amount to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund's investment portfolio.

Maximum amount outstanding
during the year                                                $  172,922,430

Average amount outstanding
during the year*                                               $  148,391,044

Average monthly shares outstanding
during the year                                                    16,272,535

Average debt per share outstanding
during the year                                                $         9.12

* The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2007.

Interest rates ranged from 4.74% to 5.61% during the year ended December 31, 2007, on borrowings by the Fund under reverse repurchased agreements. Interest expense for the year ended December 31, 2007 aggregated $7,912,349, which is included in the Statement of Operations under "Interest Expense".

SHORT SALES OF SECURITIES: The Fund may enter into short sale transactions. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund did not enter into any short sale transactions during the year ended December 31, 2007.

FUTURES CONTRACTS: The Fund may purchase or sell futures contracts to gain exposure to market changes or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the broker an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and is recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions as required by law. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

CURRENCY HEDGING TRANSACTIONS: The Fund may engage in certain transactions intended to hedge the Fund's exposure to currency risks, including without limitations buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can have risks, including the

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments.

FOREIGN CURRENCY TRANSLATIONS: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, foreign currency gains or losses are included in the reported net realized and unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

SWAP AGREEMENTS: The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined in
Note 1 above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund.

The Fund will maintain adequate cash reserves to meet its current obligations under swap agreements. The Fund will only enter into swap agreements with counterparties that have a long-term unsecured credit rating of at least A by S&P or Aa3 by Moody's and a market capitalization of at least $10 billion or if unrated are determined by the Fund's investment manager, Energy Income Partners, LLC, to be of similar quality.

OPTIONS CONTRACTS: An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale on such day, the mean between the closing bid and asked prices on such day or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

DIVIDENDS AND DISTRIBUTIONS: At least annually, the Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions, in whole or in part, in cash.

The Fund will be considered a nonpublicly offered Registered Investment Company ("RIC") under the Internal Revenue Code of 1986 (the "Code"). Thus, certain expenses of the Fund, including the management fee, that generally would not be deductible by certain shareholders (including individuals and entities that compute their taxable income in the same manner as an individual) if incurred directly by such shareholders are subject to special rules. In particular, such a shareholder's pro rata portion of the affected expenses, including the management fee payable to the Manager, will be taxable to such shareholders as an additional dividend, but the deductibility of such expenses by such shareholders will be subject to the 2% "floor" on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code and will not be deductible for the purposes of calculating alternative minimum tax.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent book and tax accounting differences relating to the tax year ended June 30, 2007 and recorded in the year ended December 31, 2007 have been reclassified to reflect a decrease in undistributed net investment income of $639,038, a decrease in accumulated net realized gain on investments sold of $269,358 and an increase in paid-in capital of $908,396. Net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2007, was as follows:

Distributions paid from:

Ordinary Income                                                 $     6,247,828

As of December 31, 2007, the components
of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income                                   $     3,610,082
Undistributed Long-Term Capital Gains                           $            --
Net Unrealized Appreciation                                     $     8,044,109

POST OCTOBER LOSSES: Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended June 30, 2007, the Fund elected to defer net long term realized capital losses on investments sold of $682,322 and net realized currency losses of $16,473, incurred from November 1, 2006 through June 30, 2007.

FEDERAL INCOME TAX: The Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

income and gains distributed in a timely manner to its shareholders in the form of dividends or capital gain dividends. The Fund has a tax year end of June 30.

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements.

The Fund files U.S. federal and Connecticut state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax return remains open for examination for the year ended June 30, 2007. The Fund's Connecticut state tax return remains open for examination for the year ended June 30, 2007.

EXPENSES: The Fund will pay all of its own expenses incurred in its operations.

RECENTLY ISSUED ACCOUNTING STANDARDS: In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management has evaluated the impact of adopting SFAS No. 157 and has determined there to be no material impact to the financial statements.

3.  INVESTMENT  ADVISORY  FEE,   ADMINISTRATION  FEE  AND  OTHER  RELATED  PARTY
TRANSACTIONS

Pursuant to an  investment  advisory  agreement  dated August 17,  2006,  Energy
Income Partners, LLC, serves as the Fund's investment manager with responsibility for the management of the Fund's investment portfolio, subject to the supervision of the Board of Trustees of the Fund. For providing such services, the Fund will pay to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund.

PFPC Trust Company serves as custodian for the Fund and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

PFPC Inc. serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement. For administrative and accounting services, the Fund pays PFPC a fee equal to 0.07% of the Fund's first $250 million of average gross assets, 0.05% of the Fund's next $200 million of average gross assets and 0.03% of the Fund's average gross assets in excess of $450 million, on a monthly basis, in addition to certain out-of-pocket expenses. For regulatory administration services, the Fund pays PFPC Inc. a fee equal to 0.03% of the Fund's first $250 million of average gross assets and 0.02% of the Fund's average gross assets in excess of $250 million, on a monthly basis, in addition to certain other fees and expenses.

The Fund does not charge any sales load or Rule 12b-1 fees. Currently, the Fund offers only a single class of shares. The Fund is self-distributed and does not have a principal underwriter or private placement agent.

The Fund pays each member of the Board of Trustees who is not an "interested person" as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") an annual retainer fee of $20,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. Additional fees of $1,250 and $400 are paid to Disinterested Trustees for special in-person board or non-regular committee meetings and telephonic board or non-regular committee meetings, respectively.

4. PURCHASES AND SALES

The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities and U.S. Government securities, for the year ended December 31, 2007 were $262,378,380 and $126,746,276, respectively.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

As of December 31, 2007, the aggregate gross unrealized appreciation and depreciation for all securities and U.S. Government securities in which there was an excess of value over tax cost was $15,474,409 and $6,974,465, respectively.

5. SHARES OF BENEFICIAL INTEREST

The Trust has authorized capital of unlimited shares of beneficial interest with a par value of $0.01 which may be issued in more than one class or series. Currently, the Fund is the only series of the Trust and the Fund currently offers one class of shares.

Share transactions were as follows:

                                                              YEAR ENDED
                                                          DECEMBER 31, 2007
                                                   ----------------------------
                                                     SHARES         AMOUNT
                                                   ----------    --------------
Shares sold                                         7,797,106    $   88,480,262
Shares issued as reinvestment of distribution         570,578         6,247,828
Shares redeemed                                    (1,319,010)      (14,965,000)
                                                   ----------    ---------------
Total net increase from Fund share transactions     7,048,674    $   79,763,090
                                                   ==========    ==============

                                                            PERIOD ENDED
                                                         DECEMBER 31, 2006*
                                                   ----------------------------
                                                     SHARES         AMOUNT
                                                   ----------    --------------
Shares sold                                        13,763,932    $  139,748,000
Shares issued as reinvestment of distribution          66,227           693,399
Shares redeemed                                    (2,413,793)      (25,200,000)
                                                   ----------    --------------
Total net increase from Fund Share transactions    11,416,366    $  115,241,399
                                                   ==========    ==============

* The Fund commenced operations on August 22, 2006.

6. INDUSTRY CONCENTRATION AND OTHER RISK FACTORS

The Fund's investments are concentrated in the Energy Industry and are likely to present more risks than a fund that is broadly invested in a number of different industries.

The Fund may invest in securities denominated or quoted in foreign currencies and therefore changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund intends to hedge against certain currency risk by, among other techniques, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions have risks and may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The Fund may transact in various financial instruments including futures contracts, swap contracts and options. With these financial instruments, the Fund is exposed to market risk in excess of the amounts recorded in the statement of assets and liabilities. Further, the Fund is exposed to credit risk from potential counterparty non-performance. At the statement of assets and liabilities date, credit risk is limited to amounts recorded in the statement of assets and liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

EIP Growth and Income Fund
--------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF EIP GROWTH AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of EIP Growth and Income Fund (the "Fund"), the sole series of EIP Investment Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 22, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EIP Growth and Income Fund of the EIP Investment Trust as of December 31, 2007, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from August 22, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 26, 2008

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the U.S. Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: The Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, and are also available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

The Fund's Proxy Voting Record for the most recent twelve month period ended June 30 is available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

TAX INFORMATION: Of the ordinary income distributions (including short-term capital gain) made by the Fund during the year ended December 31, 2007, 6.75% qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 43.69% of the ordinary income (including-short-term capital gain), for the year ended December 31, 2007.

The Fund hereby designates as qualifying interest related dividends 100.00% of the ordinary income distributions (including short-term capital gains), for the year ended December 31, 2007.

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, which you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Incurred During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first line under the heading entitled "Expenses Incurred During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees. The Fund does not charge any sales loads or redemption fees but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                                       EXPENSE
                            BEGINNING     ENDING     RATIO(1)(2)    EXPENSES
                            ACCOUNT      ACCOUNT      INCLUDING     INCURRED
                             VALUE        VALUE        INTEREST      DURING
                            07/01/07     12/31/07       EXPENSE    PERIOD(3)
                           ----------   ----------   -----------   ---------
Actual Fund Return         $ 1,000.00   $   947.70      5.85%      $   28.72
Hypothetical 5% Return     $ 1,000.00   $   995.72      5.85%      $   29.43

(1)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expense ratio includes interest expense. If interest expense were not included, the Fund's expense ratio would be 1.57%, and would result in the following expenses:

                                                       EXPENSE
                            BEGINNING     ENDING       RATIO(1)    EXPENSES
                            ACCOUNT       ACCOUNT     EXCLUDING    INCURRED
                             VALUE        VALUE       INTEREST      DURING
                            07/01/07     12/31/07      EXPENSE     PERIOD(3)
                           ----------   ----------   -----------   ---------
Actual Fund Return         $ 1,000.00   $   947.70     1.57%       $    7.71
Hypothetical 5% Return     $ 1,000.00   $ 1,017.29     1.57%       $    7.98

(3) Expenses are equal to the Fund's annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365.

EIP Growth and Income Fund
--------------------------
                                                               DECEMBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                     NUMBER OF
                               TERM OF                                              PORTFOLIOS IN
                            OFFICE(1) AND                                           FUND COMPLEX    OTHER TRUSTEESHIPS/
 NAME, ADDRESS, AGE AND       LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
 POSITION(S) WITH TRUST      TIME SERVED           DURING PAST FIVE YEARS              TRUSTEE      HELD BY TRUSTEE
-------------------------   --------------   ------------------------------------   -------------   --------------------
DISINTERESTED TRUSTEES

Kenneth I. Rosenblum        Since            Independent Consultant (since               One        Trustee of McMorgan
DOB: 04/27/41               December         January 1990); Independent Director                    Funds (6 funds);
c/o EIP Investment Trust    2005             and Audit Committee Chairman, United                   Independent Director
49 Riverside Avenue                          Labor Bank, F.S.B. and First ULB                       of San Luis Trust
Westport, CT 06880                           Corp. (1997-2003).                                     Bank, San Luis
Trustee                                                                                             Obispo, CA

Salvatore Faia              Since            President, Vigilant Compliance              One        None
DOB: 12/25/62               December         Services, (mutual fund and
c/o EIP Investment Trust    2005             investment adviser compliance
49 Riverside Avenue                          company) (since August 2004); Senior
Westport, CT 06880                           Legal Counsel, PFPC Inc.
Trustee                                      (2002-2004), Partner, Pepper
                                             Hamilton LLP (law firm) (1997-2001).

INTERESTED TRUSTEES

James J. Murchie(2)         Since July       Principal, Energy Income Partners,          One        None
DOB: 11/14/57               2006             LLC (2003-2004, since 2006);
c/o EIP Investment Trust                     Principal, Pequot Capital, Inc.
49 Riverside Avenue                          (investment adviser) (2004-2006);
Westport, CT 06880                           Principal, Lawhill Capital Partners,
President                                    LLC (investment adviser)
                                             (1997-2003).
OFFICERS WHO ARE NOT TRUSTEES

Linda Longville             Since July       Principal, Energy Income Partners,          N/A        N/A
DOB: 07/26/58               2006             LLC (2003-2004, since 2006);
c/o EIP Investment Trust                     Research Analyst, Pequot Capital,
49 Riverside Avenue                          Inc. (investment adviser)
Westport, CT 06880                           (2004-2006); Research Analyst,
Treasurer and Principal                      Lawhill Capital Partners, LLC
Financial                                    (investment adviser) (2001-2003).
and Accounting Officer

Eva Pao                     Since July       Principal, Energy Income Partners,          N/A        N/A
DOB: 04/18/746              2006             LLC (2003-2004, since 2006); Co-
c/o EIP Investment Trust                     Portfolio Manager, Pequot Capital,
49 Riverside Avenue                          Inc. (investment adviser)
Westport, CT 06880                           (2004-2006).
Chief Legal Officer,
Chief Compliance Officer
and Anti-Money Laundering
Compliance Officer

EIP Growth and Income Fund
--------------------------

                                                               DECEMBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                                                                          NUMBER OF
                                   TERM OF                                              PORTFOLIOS IN
                                OFFICE(1) AND                                           FUND COMPLEX           OTHER TRUSTEESHIPS/
 NAME, ADDRESS, AGE AND           LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY              DIRECTORSHIPS
 POSITION(S) WITH TRUST          TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE               HELD BY TRUSTEE
-------------------------       --------------   ------------------------------------   -------------        --------------------
OFFICERS WHO ARE NOT TRUSTEES

David Lebisky                   Since            Vice President and Director, PFPC           N/A             N/A
DOB: 05/19/72                   December         Inc. (since 1996); Assistant
C/o PFPC Inc.                   2005             Secretary, Wilshire Mutual Funds,
760 Moore Road                                   Inc. (since 2002); Secretary,
King of Prussia, PA 19406                        Harris Insight FundsTrust (mutual
Secretary                                        fund) (1999-2006).

----------
(1) Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust's Declaration of Trust or Bylaws, the President and the Treasurer hold office until his or her resignation has been accepted by the Trustees or until his or her respective successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. All other officers hold office at the pleasure of the Trustees.

(2) Mr. Murchie is deemed an "interested person" of the Fund due to his position of Principal of the Manager and President of the Fund.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees and is available, without charge, upon request by calling collect 1-203-349-8232.

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

EIP Growth and Income Fund

ADVISER

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

SHAREHOLDER SERVICES

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

James J. Murchie, President
Linda Longville, Treasurer and Principal
   Financial and Accounting Officer
Eva Pao, Chief Legal Officer, Chief
   Compliance Officer and Anti-Money
   Laundering Compliance Officer
David Lebisky, Secretary

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard, 3rd Floor
Philadelphia, PA 19153

LEGAL COUNSEL

Ropes & Gray LLP
One International Place
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

                                    [EIP LOGO]

                           EIP Growth and Income Fund
                          ----------------------------

                               49 Riverside Avenue
                               Westport, CT 06880
                                  203.349.8232

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b)   Omitted

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.

      (f)   Omitted

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of trustees of the registrant has determined that Mr. Salvatore Faia qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. Mr. Faia is "independent," as defined by this Item 3. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of trustees in absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for the fiscal year ended December 31, 2006 and $53,000 for the fiscal year ended December 31, 2007.

AUDIT-RELATED FEES

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2007.

TAX FEES

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $25,000 for the fiscal year ended December 31, 2006 and $26,000 for the fiscal year ended December 31, 2007. The nature of these services was to prepare Form 1120-RIC, along with applicable state income/franchise tax returns as well as Form 8613, Return of Excise Tax on Undistributed Income of Regulated Investment companies.

ALL OTHER FEES

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2006 and $25,000 for the fiscal year ended December 31, 2007. The nature of these services was to study state tax filing requirements as they relate to FIN48 (Accounting for Uncertainty in Income Taxes).

   (e)(1)   The  audit   committee's   pre-approval   policies  and  procedures
            described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

                             EIP INVESTMENT TRUST 1

          AUDIT COMMITTEE POLICY: PRE-APPROVAL OF SERVICES PROVIDED BY
                             INDEPENDENT ACCOUNTANTS

            I.    INTRODUCTION

            The Funds are required to prepare and file audited financial statements. 2 Audited financial statements must be examined by an "independent" accountant. 3 Rule 2-01(b) of Regulation S-X

----------

1 These policies and procedures apply to EIP Investment Trust (the "Trust") as well as to its currently outstanding series (each, a "Fund," and such series collectively with the Trust, the "Funds").

2 SEE, E.G., Rule 3-18 of Regulation S-X.

3 SEE, E.G., Rule 1-02(d) of Regulation S-X.

            provides that the Securities and Exchange Commission ("SEC") will "not recognize an accountant as independent, with respect to an audit client, if the accountant is not . . . capable of exercising objective and impartial judgment on all issues encompassed within the accountant's engagement." Rule 2-01(c) elaborates on this general standard by providing specific circumstances in which an accountant will not be considered independent. Recently adopted rules and amendments to existing rules operate by providing that an accountant will not be considered independent with respect to a client if the accountant and the client (including certain of the client's affiliates) do not comply with the restrictions on prohibited services and the rules requiring audit committee pre-approval of services. Therefore, the Audit Committee ("Committee") of the Funds has adopted the following policies and procedures in order to ensure that the Funds comply with the above requirements.

            Each Fund's Committee is charged with the oversight of the Fund's financial reporting policies and practices and their internal controls. As part of this responsibility, a Fund's Committee must pre-approve any engagement of the Fund's auditors to render audit and/or permissible non-audit services to the Fund as well as to the Fund's investment adviser (Energy Income Partners, LLC, "EIP") or any entity controlling, controlled by or under common control with EIP that provides ongoing services to the Fund ("Applicable Service Providers"), if the engagement relates directly to the operations and financial reporting of the Fund. 4

            In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountants' independence. The Committee's evaluation will be based on:

            o a review of the nature of the professional services expected to be provided;

            o the fees to be charged in connection with the services expected to be provided;

            o a review of the safeguards put into place by the accounting firm to safeguard independence; and

            o     periodic meetings with the accounting firm.

            The Committee need not evaluate all four factors each time they pre-approve a service; they may rely on previous evaluations to the extent they consider appropriate.

            A FUND AND ITS APPLICABLE SERVICE PROVIDERS ARE PROHIBITED FROM ENGAGING THE FUND'S INDEPENDENT ACCOUNTANTS TO PROVIDE SERVICES EXCEPT IN ACCORDANCE WITH THESE PROCEDURES. SIMILARLY, A FUND'S INDEPENDENT ACCOUNTANTS ARE PROHIBITED FROM PROVIDING SERVICES TO A FUND, ITS APPLICABLE SERVICE PROVIDERS OR OTHER ENTITIES COMPRISING THE "CLIENT" FOR PURPOSES OF THE ENGAGEMENT (SEE SECTION III BELOW) EXCEPT IN ACCORDANCE WITH THESE PROCEDURES.

            II. POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

----------

4 Rule 2-01(c)(7) of Regulation S-X

            On an annual basis, a Fund's Committee will review and, if the Committee so determines, pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund's independent accountants for the Fund and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Fund). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Fund and its Applicable Service Providers.

            In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, to the extent required, in filings with the Securities and Exchange Commission ("SEC").

            A.    AUDIT SERVICES

            The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee in connection with the audit of the Fund are:

            o     Annual Fund financial statement audits

            o     Seed audits (related to new product filings, as required)

            o     SEC and regulatory filings and consents

            o     Semiannual financial statement reviews

            Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $75,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

            B.    AUDIT-RELATED SERVICES

            The following categories of audit-related services are generally considered to be consistent with the role of the Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

            o     Accounting consultations

            o     Fund merger support services

            o Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

            o     Other attestation reports

            o     Comfort letters

            o     Other internal control reports

            Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $100,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

            C.    TAX SERVICES

            The following categories of tax services are generally considered to be consistent with the role of a Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

            o Federal, state and local income tax compliance and sales and use tax compliance, including required filings and amendments

            o     Timely RIC qualification reviews

            o     Tax distribution analysis and planning

            o     Tax authority examination services

            o     Tax appeals support services

            o     Accounting methods studies

            o     Fund merger support services

            o     Other tax consulting services and related projects

            Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $100,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

            D.    OTHER SERVICES

            Services that are proposed to be provided to a Fund which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed

            $100,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

            III.  PROHIBITED SERVICES

            A Fund's independent accountants will not render to the Funds or any "audit client" 5 those services set forth in Rule 2-01(c)(4) of Regulation S-X. Those services consist of:

            o Bookkeeping or other services related to the accounting records or financial statements of the audit client*

            o     Financial information systems design and implementation*

            o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports*

            o     Actuarial services*

            o     Internal audit outsourcing services*

            o     Management functions or human resources

            o Broker or dealer, investment adviser or investment banking services

            o     Legal services and expert services unrelated to the audit

            o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

            ----------
            * Such services are not prohibited under Rule 2-01(c)(4) of Regulation S-X if it is reasonable to conclude that the results of these services will not be subject to audit procedures during the audit of the audit client's financial statements.

            IV. PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

----------

5 For purposes of Rule 2-01, the "audit client" includes, with respect to all Funds, all of the following entities:

      (i) the Fund [whose financial statements are] being audited, reviewed or attested;

      (ii) EIP (not including sub-advisers whose role is primarily portfolio management and who are subcontracted with or overseen by another investment adviser, although affiliated sub-advisers will be included through the operation of clause (iii) below) or the Fund's sponsor (defined as an entity that establishes a unit investment trust);

      (iii) any entity controlling, controlled by or under common control with EIP or the Fund's sponsor if the entity (A) is an investment adviser or sponsor, or (B) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser, or sponsor; and

      (iv) any fund or entity excluded from the definition of investment company by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor referred to in clauses (ii) or
            (iii) above.

            Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of a Fund unless the Fund's Committee approves any permitted non-audit services to be provided to the Fund's Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund.

            Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at a regular or special meeting or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee does not exceed $100,000 per service. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

            Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

            V. DE MINIMIS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

            Rule 2-01(c)(7)(i)(c) of Regulation S-X provides a relatively narrow exceptions (sometimes referred to as the "DE MINIMIS" exception to the pre-approval requirements. The exception appears limited in practice to situations in which a Fund believes at the time of the engagement that a service will be provided as part of the audit of a Fund, but which upon reflection turns out to be a non-audit service. Because of the limited application of this exception, it should never be relied upon without first obtaining the Fund's Chief Compliance Officer's ("CCO") approval.

            VI.   OVERSIGHT AND MONITORING

            A Fund's CCO will be responsible for determining that a Fund's Applicable Service Providers and independent accountants have adopted and implemented policies and procedures reasonably designed to prevent violations of these Procedures. If the CCO determines that the Applicable Service Providers' or the independent auditor's policies and procedures do not meet such standard, the CCO shall notify the Applicable Service Provider or the independent auditors of the deficiency and request that the Applicable Service Provider or the independent auditors indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO's satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Fund's Board of Directors/Trustees of the deficiency and shall discuss with the Board possible responses.

                                    * * * * *

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b)   N/A

                  (c)   0%

                  (d)   0%

      (f)   Not applicable.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $66,000 for the fiscal year ended December 31, 2006 and $67,000 for the fiscal year ended December 31, 2007.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM  10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) EIP Investment Trust's (the "Registrant") principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications  pursuant to Rule  30a-2(b)  under  the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  EIP Investment Trust
            --------------------------------------------------------------------

By (Signature and Title)      /s/ James Murchie
                         -------------------------------------------------------
                              James Murchie, President
                              (principal executive officer)

Date            2/25/08
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ James Murchie
                         -------------------------------------------------------
                              James Murchie, President
                              (principal executive officer)

Date            2/25/08
    ----------------------------------------------------------------------------

By (Signature and Title)      /s/ Linda Longville
                         -------------------------------------------------------
                              Linda Longville, Treasurer and Principal Financial
                              and Accounting Officer
                              (principal financial officer)

Date            2/25/08
    ----------------------------------------------------------------------------